[Fleet logo]                                                   [BankBoston logo]


================================================================================

                         CREATING AN EXCEPTIONAL COMPANY
                           BUILDING SHAREHOLDER VALUE

================================================================================

                            FLEET BOSTON CORPORATION



                                 March 15, 1999

===============================================================================

                      CREATING AN EXCEPTIONAL COMPANY . . .

===============================================================================


- Broader Product Platform Delivering Value-Added Products to Wholesale and Retail Customers

-    Greater Diversified Income Streams - Strength in High Return Businesses

-    Pre-eminent Northeast Banking Franchise - Leading Choice for Financial
     Services

-    Compatible and Disciplined Management - Shareholder Focused

-    Accelerates Earnings Growth and Enhances Strong and Sustainable ROE

                        . . . Building Shareholder Value


                                                                  1


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


===============================================================================

                               TRANSACTION SUMMARY

===============================================================================


     Name:                     - Fleet Boston Corporation

     Headquarters:             - Boston, MA

     Pro Forma Size:           - $180 Billion in Assets
                               - $40 Billion in Market Capitalization

     Structure:                - Merger of Equals
                               - Pooling of Interests
                               - Tax-Free Exchange

     Fixed Exchange Ratio:     - 1.1844 Fleet Shares for each BankBoston Share

     Price:                    - $53.00 per share (Based on FLT close on
                                 3/12/99)
                               - $16 Billion Aggregate Transaction Value

     Divestitures:             - Approximately $13 Billion in Deposits

     Cross Options:            - 19.9% Cross Option Agreement


                                                               2


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


===============================================================================

                          TRANSACTION SUMMARY (CONT'D)

===============================================================================


     Timing:                   - Subject to Regulatory and Shareholder Approvals
                               - Targeted to Close Fourth Quarter 1999

     Due Diligence:            - Completed, Including Y2K Review

     Senior Management:        - Chairman & CEO   Terry Murray

                               - President & COO  Chad Gifford
                                                  CEO on Dec 31, 2001
                                                  Chairman on Dec. 31, 2002

     Board of Directors:       - 12 Members from Fleet Financial
                               - 10 Members from BankBoston


                                                            3

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===============================================================================

             . . . BUILDING SHAREHOLDER VALUE - ATTRACTIVE ECONOMICS

===============================================================================


     - Accelerates Earnings Growth

               - 1% Accretive to 2000 EPS
               - 6% Accretive to 2001 EPS

     - Generates Investable Excess Capital


                                                           4

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 ===============================================================================

                            ORGANIZATIONAL STRUCTURE

 ===============================================================================

                                 Murray
                             Chairman & CEO
                                    |
                  ------------------|
                  |                 |
                  |              Gifford
                  |          President & COO------------|
                  |                                     |
                  |                                     |
                  |                                     |
-------------------------------------------------------------------------------
            STAFF REPORTS         |           BUSINESS LINE REPORTS
                                  |
      MCQUADE           EYLES     |                            MEIRELLES
 Chief Financial      Chief Risk  |      HIGGINS          International Banking
     Officer           Officer    | Commercial Banking    Corporate/Investment
                                  |   Retail Banking        Banking (Hogan)
      SARLES           ZUCCHINI   |                            Investment
Chief Administrative  SMIALOWSKI  |                        Services (Warner)
     Officer          Technology/ |
                      Operations  |
-------------------------------------------------------------------------------


                                                           5

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


===============================================================================

                     A FORMIDABLE FINANCIAL SERVICES COMPANY

===============================================================================

WHOLESALE FINANCIAL SERVICES                         COMBINED
----------------------------                         --------
Commercial Loans                                       $47B
Commercial Finance Assets                              $20B
# of Customers                                       55,000

RETAIL FINANCIAL SERVICES
-------------------------
Distribution Outlets                                  5,750
Households                                             20MM
Small Business Customers                            450,000
Deposits                                               $71B
Electronic Banking Customers                        500,000

INVESTMENT SERVICES
-------------------
Assets Under Management                               $110B
Mutual Funds                                           $30B
Assets Under Administration (Quick & Reilly)           $28B
Electronic Brokerage Customers                      250,000

INTERNATIONAL BANKING
---------------------
Loans                                                  $14B
Branches                                               200+
Countries                                                20


                                                           6

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


===============================================================================

                   CREATING AN EXCEPTIONAL COMPANY: 1 + 1 > 2

===============================================================================


-    More Customers; More Products; Deeper Penetration

-    The Premier Northeast Financial Services Franchise

-    Greater Capital Base to Grow Profitable Businesses

-    Power of Scale - Technology; Talent; Marketing; Distribution

-    Broader Diversification Reduces Earnings Volatility


                                                            7

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===============================================================================
                                                                   [ 1 + 1 > 2 ]

                    COMPLEMENTARY STRENGTHS FOR OUR CUSTOMERS

===============================================================================


CORPORATIONS
[2 separate dark boxes for titles below w/empty clear box underneath all remaining text]
                                 Fleet              BKB            Together

Lending/Syndications               X                 X                 X

Asset-Based Finance                X                 X                 X

Cash Management                    X                 X                 X

Debt                               X                 X                 X

Equity                                               X                 X

M&A                                                  X                 X

Global                                               X                 X


INDIVIDUALS

Deposit Services                   X                 X                 X

Credit Cards                       X                 X

Mortgage Banking                   X                 X

Private Banking                    X                 X                 X

Mutual Funds                       X                 X                 X

Brokerage                          X                                   X

E-Commerce                         X                 X                 X


                                                           8

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


===============================================================================
                                                                   [ 1 + 1 > 2 ]
                 CREATES THE PREMIER NORTHEAST BANKING FRANCHISE

===============================================================================


      -   Fleet
      -   BankBoston                            Northeast Franchise

                                        Footprint includes:

                                        -   4 of the 6 wealthiest states in U.S.
[Map of New England, New York
and New Jersey showing locations of     -   8 million combined households
Fleet and BankBoston branches.]
                                        -   5,750 retail outlets

                                        -   500,000 on-line banking customers


Before divestitures
                                                             9

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===============================================================================
                                                                   [ 1 + 1 > 2 ]
                           NATIONAL CONSUMER FRANCHISE

===============================================================================


PRODUCTS                                                      CHANNELS
-----------------                                     ------------------------
                |                                     |
Brokerage       |                                     |      Direct Mail
                |------->       20 Million     <------|
Credit Cards    |                Consumers            |        Internet
                |            [Text surrounded         |
Mortgages       |              by map of the          |    Investor Centers
                |              United States          |
Mutual Funds    |                                     |      Tele-Banking
                |                                     |
Private Banking |                                     |
----------------                                      -------------------------


                                                            10

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===============================================================================
                                                                   [ 1 + 1 > 2 ]
                          WHOLESALE BANKING POWERHOUSE

===============================================================================


-   #3 National C & I Lender

-   #1 Bank Commercial Finance Provider

-   A Leading Middle Market Lender in Northeast

-   Full Service Investment Banking Capability

-   Top 5 Cash Management Provider

-   Top Tier Private Equity Franchise


                                                           11

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===============================================================================
                                                                   [ 1 + 1 > 2 ]
                  BROADER PRODUCT SET FOR BROADER CUSTOMER BASE

===============================================================================





                Cash               Commercial              Forex/
             Management            Lending/                 Risk
                                   Leasing               Protection


                          [Arrow from each group of text
                             points to text in center]

Investment                        Commercial                             Private
Banking                            Customers                             Equity


            Institutional                                  Global
                Asset                                      Banking
             Management                                   Services


                                                           12

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===============================================================================
                                                                   [1 + 1 > 2]
                      HIGH GROWTH LATIN AMERICAN FRANCHISE*

===============================================================================


($ in Millions)

$350
              -   Pre-Tax Income                                         $333
$300
                                                          $262
$250
                                           $222
$200

$150                        $156

$100
              $92
$50

$0
             1994           1995           1996          1997           1998
           Real Plan   Tequila Crises    Argentine   Asian Turmoil    Emerging
                                         Elections                  Mkts. Crises


         * Results from Argentina and Brazil. Before corporate overhead.


                                                           13

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


===============================================================================
                                                                   [ 1 + 1 > 2 ]
                            EARNINGS DIVERSIFICATION

===============================================================================


[Pie chart containing the following information]

                              Credit Cards/
Latin          Retail         Mortgage       Investment                    Commercial     Private        Commercial     Investment
America        Banking        Banking        Services       Other          Finance        Equity         Banking        Banking
-------        -------        -------        --------       -----          -------        ------         -------        -------

9%             18%            10%            12%            14%            16%            6%             8%             7%


                         1999 Pro Forma Earnings Mix (a)

                             (a) Post divestitures

                                                           14

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


===============================================================================

                                REVENUE SYNERGIES

===============================================================================




QUICK & REILLY / ROBERTSON STEPHENS                   WHOLESALE
-----------------------------------                   ---------

Retail Distribution for Securities                    Capital Markets /
Derivatives

Internet IPO Capabilities                             Small to Large Ticket
Leasing

Equity Research Access                                Trade Finance / Global
Network

                                                      M&A / High Yield / Equity
                                                      Underwriting


INVESTMENT SERVICES                                   RETAIL
-------------------                                   ------

Expanded Mutual Fund/Annuity Offerings                Credit Card

Institutional Asset Management                        Data Base Mining

Discount Brokerage                                    Mortgages


                                       15

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


===============================================================================

                              FINANCIAL ASSUMPTIONS

===============================================================================


-   Cost Savings:                                $360 million after-tax
                                                 (60% in 2000 / 100% by 2001)

-   Impact of Divestitures:
    -    Divested Income                         $160 million after-tax
    -    Capital Released                        $1.5 - $2.0 billion

-   Restructuring Charge:                        $650 million after-tax in 1999
                                                 $60 million after-tax in
                                                 subsequent periods

-   Revenue Enhancements:                        None Assumed


                                                            16

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


===============================================================================

                         ESTIMATED PRE-TAX COST SAVINGS

===============================================================================



                                                                     Total
                                                               ($ in millions)
                                                               ---------------

Personnel                                                         $ 300

Facilities and Equipment                                            100

Other                                                               200
                                                                   -----

Total                                                             $ 600
                                                                  ======


                                                            17

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


===============================================================================

                        SUCCESSFUL INTEGRATION EXPERIENCE

===============================================================================

                                               PROMISED PRE-TAX
                                                 COST SAVINGS
ACQUIRED INSTITUTION               YEAR            ($MM)              RESULTS
--------------------               ----       -------------------     -------

Bank of New England                 1991             $350             Achieved

Shawmut National                    1995              400             Achieved

NatWest USA                         1996              200             Achieved

BayBanks                            1996              230             Achieved


              10 Major Acquisitions Completed Over Past Five Years


                                                           18

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


================================================================================

                     ONE TIME AFTER TAX RESTRUCTURING CHARGE

================================================================================


                                                                    TOTAL
                                                               ($ IN MILLIONS)
                                                               ---------------

Personnel                                                          $ 300

Technology & Operations                                              150

Facilities                                                            75

Branches                                                              25

Other                                                                100
                                                                  ------
Total                                                              $ 650
                                                                  ======


                                                           19

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


================================================================================

                                  EPS ACCRETION

================================================================================

($ in millions except per share data)             2000E               2001E
-------------------------------------             -----               -----
Fleet EPS (a)                                      $3.16              $3.48
Fleet Net Income (a)                               1,855              2,040
BankBoston Net Income (a)                          1,040              1,145
                                                   -----              -----
         Combined Net Income                       2,895              3,185
Cost Savings (after tax)                             216                360
Divestitures (after tax)                           (120)              (160)
Earnings on Reinvested Capital (after tax) (b)        40                112
                                                  ------             ------
         Pro Forma Earnings                       $3,031             $3,467
                                                  ======             ======
Pro-Forma EPS                                      $3.19              $3.68
                                                  ======             ======

----------------------------------------------------------------------------
EPS Accretion                                     $.03/1%            $.20/6%
----------------------------------------------------------------------------


       (a) IBES Consensus estimates for 2000 and grown at 10% thereafter.
       (b) Assumes after tax earnings of 5% on reinvested capital


                                                            20

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


================================================================================

                             HIGH PERFORMING COMPANY

================================================================================


                                    FLEET BOSTON                    GOALS
                                     1998 (A)                       2001+
                                    ------------                    -----
PROFITABILITY

  ROA                                1.39%                       1.6 - 1.75%

  ROE                                  18%                          18-20%

  Efficiency Ratio                   58.6%                          mid 50%

  EPS Growth                           -                              10%+


           (a) Pro forma 1998 operating earnings


                                                            21

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


================================================================================

                      COMPATIBLE AND DISCIPLINED MANAGEMENT

================================================================================


  -   Focused on growth

  -   Performance-Driven

  -   Strong Credit/Risk Culture

  -   Willingness to Exit Low-Return Assets & Businesses

 -   Extensive Consolidation Experience

 -   Demonstrated Shareholder Orientation


                                                            22

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


================================================================================

                         CREATING AN EXCEPTIONAL COMPANY

================================================================================


 -   Creates One of the Nation's Premier Financial Services Providers

 -   Attractive and Complementary Business Lines

 -   Generates Economies of Scale Across All Major Businesses

 -   Enhances Capital and Strategic Flexibility

 -   Creates a Broader, More Stable and Diversified Earnings Base

 -   Financially Attractive to Shareholders


                           Building Shareholder Value


                                                            23

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


================================================================================

                                    APPENDIX

================================================================================

================================================================================

                                  BALANCE SHEET

================================================================================


                                December 31, 1998
                              (Dollars in Millions)

                             Fleet          BankBoston               Pro Forma
                             -----          ----------               ----------

Net Loans                  $67,844           $42,052                  $109,896
Securities                  10,792            12,534                    23,326
Other Assets                25,746            18,927                    44,673
                           -------          --------                  ---------
    Total Assets          $104,382           $73,513                  $177,895
                          ========          ========                  =========
Deposits                   $69,678           $48,500                  $118,178
Borrowings                  17,278            16,609                    33,887
Other Liabilities            7,163             2,592                     9,755
Capital Securities             854               995                     1,849
                         ---------          --------                  ---------
    Total Liabilities      $94,973           $68,696                  $163,669
Preferred Stock                691                 0                       691
Common Equity                8,718             4,817                    13,535
                         ---------          --------                  --------
   Total Liabilities      $104,382           $73,513                  $177,895
      and Equity         =========          ========                  ========




                                                            25

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


================================================================================

                            PRO FORMA CAPITAL RATIOS

================================================================================

                                          12/31/98
                                          --------
Tier 1                                      7.1%

Leverage                                    7.2%

Tangible Common                             5.5%



                                                            26

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


================================================================================

                                LOAN COMPOSITION

================================================================================


                              (Dollars in Millions)
                                  BankBoston                       Fleet*                   Pro Forma
                            -----------------------      ------------------------    ------------------------
                              Total      % of Total       Total        % of Total    Total         % of Total
                             12/31/98       Loans        12/31/98         Loans                       Loans
                             --------    ----------      --------      ----------    -------       ----------

Commercial & Industrial      $16,294         38.06%      $336,682          52.86%     52,976          47.21%
Lease Financing                1,526          3.56          4,225           6.09       5,751           5.13
Commercial Real Estate         4,086          9.54          5,374           7.74       9,460           8.43
Residential Real Estate        4,329         10.11          9,314          13.42      13,643          12.16
Consumer                       2,936          6.86         13,316          19.19      16,252          14.48
International                 13,635         31.85            485           0.70      14,120          12.58
                             -------        ------       --------
                             $42,806        100.00%       $69,396         100.00%   $112,202         100.00%
                                            ======                        ======                     =======
Loan Loss Reserve               (754)                      (1,552)                    (2,306)
                             -------                      -------                   ---------
Net Loans                    $42,052                      $67,844                   $109,896
                             =======                      =======                   ========

       (*) Excludes $5.0B of loans and $175MM of loan loss reserves acquired with Sanwa Business Credit in February 1999; Excludes
           $10B of securitized receivables.



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


================================================================================

                               DEPOSIT COMPOSITION

================================================================================


                              (Dollars in Millions)
                                      BankBoston                            Fleet                            Pro Forma
                               --------------------------         ------------------------         ---------------------------
                                Total         % of Total           Total       % of Total           Total         % of Total
                               12/31/98         Deposits          12/31/98       Deposits          12/31/98          Deposits
                               --------       ----------          --------     -----------         ---------      -----------
Deposits:

    Demand                      $6,554           13.51%            $13,400         19.23%           $19,954          16.88%
    Savings, NOW                17,694           36.48              34,696         49.79             52,390          44.33
    CDs                         10,752           22.17              17,764         25.49             28,516          24.13
    Foreign                     13,500           27.84               3,818          5.48             17,318          14.65
                               -------        ---------           --------     ----------          --------        -------
                               $48,500          100.00%            $69,678        100.00%          $118,178         100.00%
                               =======        =========           ========     ==========          ========        =======

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


================================================================================

                                 CREDIT QUALITY

================================================================================


                   At or for the Year Ended December 31, 1998
                              (Dollars in Millions)

                            BankBoston        Fleet (a)          Pro Forma
                            ----------        ---------          ---------
Total Loans (Gross)           $42,806          $69,396           $112,202
Loan Loss Reserve                 754            1,552              2,306
Non-Performing Assets             402              282                684

NPAs/Loans                       0.94%            0.41%              0.61%
NCOs/Avg. Loans                  0.81%            0.71%              0.75%
Reserves/Loans                   1.76%            2.24%              2.06%
Reserves/NPLs                     201%             586%               360%
Reserves/NPAs                     188%             550%               337%

           (a) Excludes $5B of loans and $175 million of loan loss reserves acquired with Sanwa Business Credit on February 1, 1999.


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


================================================================================

                 A LEADING U.S. BANK IN ALL FINANCIAL CATEGORIES

================================================================================

Net Income                                  Market Capitalization (b)
1.    BankAmerica                $6.5       1.     Citigroup              $150
2.    Citigroup                   5.8       2.     BankAmerica             125
3.    Chase                       4.0       3.     Chase                    75
4.    Bank One                    3.9       4.     Bank One                 65
5.    First Union                 3.7       5.     Wells Fargo              64
6.    Wells Fargo                 2.9       6.     First Union              52
-     Pro Forma Combined (a)      2.5       -      Pro Forma Combined       40
7.    Fleet                       1.6       7.     Bank of New York         30
8.    U.S. Bancorp                1.5       8.     U.S. Bancorp             26
9.    Bank of New York            1.2       9.     Fleet                    25
10.   PNC                         1.1       10.    National City            23
17.   BankBoston                  0.9       20.    BankBoston               14

Assets                                      Common Equity
1.    Citigroup                  $669       1.     BankAmerica             $46
2.    BankAmerica                 618       2.     Citigroup                40
3.    Chase                       366       3.     Chase                    23
4.    Bank One                    261       4.     Bank One                 20
5.    J.P. Morgan                 261       5.     Wells Fargo              20
6.    First Union                 237       6.     First Union              17
7.    Wells Fargo                 202       -      Pro Forma Combined       14
-     Pro Forma Combined          180       7.     J.P. Morgan              11
8.    Fleet                       109       8.     Fleet                     9
9.    Sun Trust                    93       9.     Sun Trust                 8
10.   National City                88       10.    National City             7
14.   BankBoston                   74       16.    BankBoston                5

          Notes:  (a)  Represents 1998 combined net income; does not take into account synergies or other pro forma adjustments.
                  (b)  Market information as of 03/12/99.

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


================================================================================

                           FORWARD LOOKING INFORMATION

================================================================================

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of Fleet ("Fleet") and BankBoston ("BankBoston"), and assuming the consummation of the merger, a combined Fleet and BankBoston, including statements relating to: (i) the cost savings and revenue enhancements and accretion to reported earnings that will be realized from the merger; and (ii) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (i) expected cost savings from the merger cannot be fully realized or realized within the expected time; (ii) revenues following the merger are lower than expected; (iii) competitive pressure among depository institutions increases significantly; (iv) costs related to the integration of the business of Fleet and BankBoston are greater than expected; (v) changes in the interest rate environment reduce interest margins; (vi) general economic conditions, either internationally or domestically in those regions in which the combined company will be doing business, are less favorable than expected; (vii) legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and (viii) changes which may occur in the securities market.

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